UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2026
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BILL Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39149	83-2661725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100 San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 621-7700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BILL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2026, BILL Holdings, Inc. (the “Company”) issued a press release and will hold a conference call regarding its financial results for the first fiscal quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Company’s financial results for the first fiscal quarter ended September 30, 2026 reflect the Company’s voluntary change in accounting principle, effective July 1, 2026, to classify rewards paid to spending businesses using its Spend and Expense card products as a direct reduction of revenue within subscription and transaction fees, rather than as sales and marketing expenses. Please refer to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on October 15, 2026, including Exhibit 99.1 thereto, for additional information and unaudited historical financial information retrospectively adjusted for this change in accounting principle.
The Company makes reference to certain non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the press release attached as Exhibit 99.1 hereto.
The information furnished with Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press release entitled “BILL Reports First Quarter Fiscal Year 2027 Financial Results.”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILL HOLDINGS, INC.

Date:	November 5, 2026	By:	/s/ Rohini Jain
Rohini Jain Chief Financial Officer